UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2019

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Apollo Global Management, Inc. is providing the disclosure contained in this Current Report on Form 8-K to reflect the completion of its conversion (the “Conversion”) from a Delaware limited liability company named Apollo Global Management, LLC (“AGM LLC”) to a Delaware corporation named Apollo Global Management, Inc. (the “Corporation”) effective at 12:01 a.m. (Eastern Time) on September 5, 2019 (the “Effective Time”). References to “Apollo” in this Current Report on Form 8-K mean (i) prior to the Effective Time, AGM LLC and (ii) following the Effective Time, the Corporation.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 4, 2019, AGM LLC notified the New York Stock Exchange (the “NYSE”) that a Certificate of Conversion (the “Certificate of Conversion”) had been filed with the Secretary of State of the State of Delaware. At the Effective Time, (i) each Class A common share (“Class A Common Share”) representing limited liability company interests of AGM LLC outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.00001 par value per share, of the Corporation (“Class A Common Stock”), (ii) the Class B common share (the “Class B Common Share”) representing limited liability company interests of AGM LLC outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $0.00001 par value per share, of the Corporation (the “Class B Common Stock”), (iii) each Series A preferred share (“Series A Preferred Share”) representing limited liability company interests of AGM LLC outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Series A preferred stock, having a liquidation preference of $25.00 per share, of the Corporation (“Series A Preferred Stock”), (iv) each Series B preferred share (“Series B Preferred Share”) representing limited liability company interests of AGM LLC outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Series B preferred stock, having a liquidation preference of $25.00 per share, of the Corporation (“Series B Preferred Stock”) and (v) AGM Management, LLC, a Delaware limited liability company (the “Former Manager”), was granted one issued and outstanding, fully paid and nonassessable share of Class C common stock, $0.00001 par value per share, of the Corporation (“Class C Common Stock”), which bestows to its holder certain management rights over the Corporation. Prior to the Effective Time, the Former Manager held all such management powers over the business and affairs of AGM LLC pursuant to the Third Amended and Restated Limited Liability Company Agreement (the “LLCA”) of AGM LLC, dated as of March 19, 2018.

As of the open of business on Thursday, September 5, 2019, the NYSE will cease trading of the Class A Common Shares, the Series A Preferred Shares and the Series B Preferred Shares on the NYSE and commence trading of the Class A Common Stock (CUSIP: 03768E 105), the Series A Preferred Stock (CUSIP: 03768E 303) and the Series B Preferred Stock (CUSIP: 03768E 402) on the NYSE under the existing ticker symbols “APO”, “APO.PR A” and “APO.PR B”, respectively. We expect the NYSE to file with the Securities and Exchange Commission (“SEC”) applications on Form 25 to report that the Class A Common Shares, the Series A Preferred Shares and the Series B Preferred Shares are discontinued for trading on the NYSE.

Item 3.03	Material Modification to Rights of Security Holders.

The certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) of the Corporation generally replicate the rights and obligations that shareholders of AGM LLC had under the LLCA. For so long as there is a holder of the Class C Common Stock (the “Class C Stockholder”) and the Apollo Group (as defined in the Certificate of Incorporation) beneficially owns, in the aggregate, 10% or more of the voting power of the Corporation, the Class A Common Stock and Class B Common Stock will have limited voting rights, similar to the Class A Common Shares and Class B Common Share prior to the Conversion, respectively, as expressly provided in the Certificate of Incorporation or as required under the General Corporation Law of the State of Delaware (the “DGCL”) and the rules of the NYSE (as they were generally applicable to AGM LLC prior to the Conversion). The Series A Preferred Stock and the Series B Preferred Stock will have limited voting rights, similar to the Series A Preferred Shares and Series B Preferred Shares prior to the Conversion, respectively, in each case, as expressly provided in the Certificate of Incorporation or as required under the DGCL and the rules of the NYSE.

The Former Manager will be the sole holder of the Class C Common Stock and, for so long as the Class C Common Stock is outstanding and the Apollo Group beneficially owns, in the aggregate, 10% or more of the voting power of the Corporation, the exclusive voting power for all purposes relating to holders of capital stock shall be vested in the holder of the Class C Common Stock, except as expressly provided in the Certificate of Incorporation or as required under the DGCL and the rules of the NYSE.

As a result, the Corporation is a “controlled company” within the meaning of the corporate governance standards of the NYSE and, similar to AGM LLC, will qualify for exceptions from certain corporate governance rules of the NYSE.

Except as otherwise provided in the Certificate of Incorporation and to the fullest extent permitted by the DGCL, the board of directors of the Corporation (the “New Board”) has delegated to a standing executive committee (the “Executive Committee”) thereof all the powers and authority of the New Board in the management of the business and affairs of the Corporation. For so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the voting power of the Corporation, each of Leon D. Black, Marc J. Rowan and Joshua J. Harris shall be BRH Directors for so long as he is a director of the Corporation and employed by an Apollo Employer (as defined in the Certificate of Incorporation); provided, however, that Leon D. Black may, at his option, remain as a BRH Director following the cessation of his employment by an Apollo Employer (as defined in the Certificate of Incorporation) until the earlier of this death or disability or commission of an act or omission that would constitute Cause (as defined below). So long as there are BRH Directors, on any matter to be voted on or consented to by the New Board (i) each director other than the BRH Directors (the “Non-BRH Directors”) shall be entitled to cast one (1) vote, (ii) the BRH Directors shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of Directors constituting the entire New Board, minus (y) the total number of BRH Directors then in office, plus (z) one (1) (such aggregate number of votes, the “Aggregate BRH Director Voting Power”), such that, at any time, the BRH Directors in office at such time shall collectively be entitled to cast a majority of the votes that may be cast by the directors of the New Board, and (iii) each BRH Director present at such meeting or participating in such consent shall be entitled to cast a number of votes (including any fractions thereof) equal to the quotient of (A) the Aggregate BRH Director Voting Power, divided by (B) the number of BRH Directors present at such meeting or participating in such consent.

“Cause” means (i) a final, non-appealable conviction of or plea of nolo contendere to a felony prohibiting such Principal from continuing to provide services as an investment professional to the Corporation due to legal restriction or physical confinement; or (ii) ceasing to be eligible to continue performing services as an investment professional on behalf of the Corporation or any of its material Subsidiaries (as defined in the Certificate of Incorporation), in each case, pursuant to a final, non-appealable legal restriction (such as a final, non-appealable injunction, but expressly excluding a preliminary injunction or other provisional restriction).

Additionally, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for certain actions or proceedings as set forth in the Bylaws, provided that the exclusive forum provision does not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of the Corporation’s capital stock will be deemed to have notice of and consented to the provisions described in this paragraph. Stockholders cannot waive, and will not be deemed to have waived under the exclusive forum provision, the Corporation’s compliance with the federal securities laws and the rules and regulations thereunder. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation have been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Class A Common Shares, the Class B Common Share, the Series A Preferred Shares, the Series B Preferred Shares and the Former Manager’s rights in AGM LLC into Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock and Class C Common Stock, respectively, (ii) Item 5.03 below regarding the Certificate of Conversion, Certificate of Incorporation and Bylaws, and (iii) Item 8.01 below regarding the Conversion are each incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Conversion, the business and affairs of the Corporation will be overseen by the New Board and the Executive Committee, rather than the Former Manager, which held management powers over the business and affairs of AGM LLC. The directors and executive officers of AGM LLC immediately prior to the Effective Time became the directors and executive officers of the Corporation at the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 4, 2019, to implement the Conversion, AGM LLC filed with the Secretary of State of the State of Delaware the Certificate of Conversion and the Certificate of Incorporation.

At the Effective Time, AGM LLC converted to the Corporation pursuant to the Certificate of Conversion, and the Certificate of Incorporation and the Bylaws of the Corporation became effective. The full text of the Certificate of Conversion, Certificate of Incorporation and Bylaws are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 5, 2019, the Corporation issued a press release announcing the completion of the Conversion. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

In accordance with Rule 12g-3(a) under the Exchange Act, the Corporation is a successor registrant to AGM LLC and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Corporation, as the successor registrant to AGM LLC, are deemed to be registered under Section 12(b) of the Exchange Act.

Upon the consummation of the Conversion, 21,681,772 Apollo Operating Group units are being exchanged by certain of our managing and contributing partners into an equal number of shares of our Class A Common Stock. The managing and contributing partners that are participating in the exchange represented to us that their intention is to donate the resulting shares of Class A Common Stock to one or more charities concurrently with, and/or over time following, the consummation of the Conversion.

The Description of Capital Stock set forth in Exhibit 99.2 is being filed for the purpose of providing a description of the capital stock of Apollo. The Description of Capital Stock summarizes the material terms of Apollo’s capital stock as of the date hereof. This summary is not a complete description of the terms of Apollo’s capital stock and is qualified by reference to Apollo’s Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of Delaware law.

The unaudited pro forma financial information of Apollo set forth in Exhibit 99.3 is based on the historical consolidated financial statements of Apollo and is intended to provide information about how the Conversion may have affected Apollo’s historical consolidated financial statements if it had occurred as of January 1, 2018, in the case of the unaudited pro forma statements of operations for the year ended December 31, 2018 and for the six months ended June 30, 2019, and as of June 30, 2019, in the case of the unaudited pro forma statement of financial condition as of June 30, 2019.

The information included in Exhibit 99.4 provides a summary of certain material U.S. federal income tax considerations relevant to an investment in the capital stock of Apollo. Such information modifies and supersedes the discussion contained under the heading “Material U.S. Federal Income Tax Considerations” contained in or incorporated by reference into prospectuses, and the discussion contained under the heading “Material U.S. Federal Income Tax Considerations” contained in any prospectus supplement, filed by Apollo under the Securities Act prior to the date hereof.

The Description of Capital Stock set forth in Exhibit 99.2, the unaudited pro forma financial information set forth in Exhibit 99.3 and the material U.S. federal income tax considerations set forth in Exhibit 99.4 are incorporated into this Item 8.01 by reference.

The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Conversion of Apollo Global Management, LLC

3.2	Certificate of Incorporation of Apollo Global Management, Inc.

3.3	Bylaws of Apollo Global Management, Inc.

99.1	Press Release

99.2	Description of Capital Stock

99.3	Unaudited Pro Forma Financial Information

99.4	Material United States Federal Income Tax Considerations

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: September 5, 2019	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer, Vice President and Secretary